UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 27, 2004 (Date of earliest event reported)
American International Petroleum Corp (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	0-14905 (Commission File Number)	13-3130236 (IRS Employer Indentification Number)
	7055 Hollister Road (Address of principal executive offices)	77040 (Zip Code)
Registrant's telephone number, including area code: 713.462.4122

Item 5. Other Events and Regulation FD Disclosure

American International Petroleum Updates Press Release Dated February 24, 2004 Regarding Scheduled Debt Payment on Its 5% Convertible Secured Debenture Due February 18, 2004

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of American International Petroleum Corp dated February 26, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2004	AMERICAN INTERNATIONAL PETROLEUM CORP By: /s/ Denis J. Fitzpatrick Denis J. Fitzpatrick CFO